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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   ------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 25, 2001


                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



       Delaware                     1-9566                   95-4087449
(State of Incorporation)    (Commission File No.)          (IRS Employer
                                                         Identification No.)



401 Wilshire Boulevard, Santa Monica, California,            90401-1490
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (310) 319-6000



Total number of pages is 5
Index to Exhibit is on Page 3.



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ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (c)   Exhibits

          99.0  Monthly Financial Data as of August 31, 2001 (Unconsolidated)

          99.1 Loan Portfolio Segment Report of First Federal Bank of California as of August 31, 2001

ITEM 9. REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of August 31, 2001 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of August 31, 2001, attached as Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1)under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                            S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated: September 25, 2001           By:
                                          Douglas J. Goddard
                                          Chief Financial Officer





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                                INDEX TO EXHIBITS


Item                                                                 Page

99.0  Monthly Financial Information as of August 31, 2001              4

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of August 31, 2001                                 5
